UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2019 (December 31, 2018)

Frequency Electronics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8061	11-1986657
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

55 Charles Lindbergh Blvd., Mitchel Field, NY	11553
(Address of principal executive offices)	(Zip Code)

(516) 794-4500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2018, Markus Hechler, Executive Vice President, President of FEI Government Systems, Inc. and Secretary and Treasurer notified Frequency Electronics, Inc. (the “Company”) of his retirement, effective January 1, 2019. The Board of Directors of the Company has appointed Steven Bernstein as Secretary and Treasurer of the Company. These new roles are in addition to Mr. Bernstein’s current role as the Company’s Chief Financial Officer.

In connection with Mr. Hechler’s retirement, the Company has agreed to pay Mr. Hechler a lump sum payment equal to seven months’ salary at his latest pay rate within thirty days of his retirement. Mr. Hechler will also provide transitional consulting services to the Company for three days a week, at a daily rate of $1,000, for a period of one calendar year.

Item 7.01     Regulation FD Disclosure.

On January 7, 2018, the Company issued a press release, a copy of which is attached as Exhibit 99.1 and incorporated by reference into this Item 7.01 of this Current Report on Form 8-K, announcing the retirement of Mr. Hechler and the appointment of John Caulfield as Vice President of Manufacturing.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Frequency Electronics, Inc., dated January 7, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREQUENCY ELECTRONICS, INC.

/s/ Steven Bernstein
By: Steven Bernstein Title: Chief Financial Officer

Date: January 7, 2019